UNITED STATES
                SECURITIES AND EXCHANGE COMMISSION
                       Washington, D.C. 20549

                             FORM 8-K
                           Current Report

                  Commission File Number 1-5109

                     TODD SHIPYARDS CORPORATION
      (Exact name of registrant as specified in its charter)

            DELAWARE                       91-1506719
  (State or other jurisdiction of    (IRS Employer I.D. No.)
  incorporation or  organization)


      1801- 16th AVENUE SW, SEATTLE, WASHINGTON   98134-1089
  (Street address of principal executive offices - Zip Code)

           Registrant's telephone number: (206) 623-1635

Item 5.  Other Events

On September 16, 1998, the Company issued a press release stating that it has signed a contract with MAN B&W Diesel AG of Augsberg, Germany to build a vessel which will function as a 70 megawatt floating electricity-generating plant. The facility will be constructed at Todd's Harbor Island facility for use in Corrinto, Nicaragua. MAN B&W will deliver the completed power plant to Enron Corp. of Houston, Texas.

Item 7.  Financial Statements and Exhibits

(c) Exhibits

  28-1 Press Release dated September 16, 1998.



                           SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated:  September 18, 1998.


                              /s/  Michael G. Marsh
                              By:  Michael G. Marsh
                              On Behalf of the Registrant as
                              Secretary and General Counsel